                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): MARCH 3, 2003



                                  DATAKEY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


         0-11447                                        41-1291472
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            407 WEST TRAVELERS TRAIL
                           BURNSVILLE, MINNESOTA 55337
               (Address of Principal Executive Offices) (Zip Code)


                                  612-890-6850
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On March 3, 2003, Datakey, Inc. issued a press release announcing the resignation of Carl Boecher as its President and Chief Executive Officer and the appointment of Tim Russell as its President and Chief Executive Officer as of March 3, 2003. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99 Press release dated March 3, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2003

                                            DATAKEY, INC.



                                            By       /s/ Alan G. Shuler
                                               ---------------------------------
                                               Alan G. Shuler
                                               Vice President and Chief
                                                   Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  DATAKEY, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
March 3, 2003                                                            0-11447

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                                  DATAKEY, INC.

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
EXHIBIT NO.                ITEM

         99                Press Release dated March 3, 2003